Exhibit 99.1

News Release

Future of Work Solutions Fuel Dell Technologies’
Record Fiscal Year 2021 Financial Results

ROUND ROCK, Texas — February 25, 2021

News summary
•Record full-year revenue of $94.2 billion
•Record full-year operating income of $5.1 billion and record non-GAAP operating income of $10.8 billion
•Record cash flow from operations of $11.4 billion
•Record Client Solutions Group shipments, revenue and operating income

Full story
Dell Technologies (NYSE: DELL) announces financial results for its fiscal 2021 fourth quarter and full year.

Full-year revenue was a record $94.2 billion, up 2% over the prior year. The company generated record operating income of $5.1 billion, a 96% increase over the prior year, and record non-GAAP operating income of $10.8 billion, up 6%. For the full year, net income was $3.5 billion and non-GAAP net income was $6.8 billion. Cash flow from operations was a record $11.4 billion. Full-year diluted earnings per share was $4.22, and non-GAAP diluted earnings per share was $8.00.

Fourth quarter revenue was up 9% to $26.1 billion. The company generated operating income of $2.2 billion, a 204% increase over the same period in the prior year, and non-GAAP operating income of $3.3 billion, up 19%. Net income was $1.3 billion, non-GAAP net income was $2.3 billion and adjusted EBITDA was $3.8 billion. Cash flow from operations was $5.9 billion. Fourth quarter diluted earnings per share was $1.57 and non-GAAP diluted earnings per share was $2.70.

“In the past year, our team rallied to support our customers and partners worldwide as technology played a central role in keeping our society, economy and lives moving forward,” said Jeff Clarke, chief operating officer, Dell Technologies. “We generated record revenue of $94.2 billion this year by helping customers adapt to new work-and-learn-from-anywhere realities and are in an advantaged position to capitalize on the projected mid-single digits growth in IT spending in 2021.”

Fourth Quarter and Full-Year Fiscal 2021 Financial Results

	Three Months Ended			Fiscal Year Ended
	January 29, 2021	January 31, 2020	Change	January 29, 2021	January 31, 2020	Change
	(in millions, except per share amounts and percentages; unaudited)
Total net revenue	$26,112	$24,032	9%	$94,224	$92,154	2%
Operating income	$2,177	$717	204%	$5,144	$2,622	96%
Net income	$1,343	$416	223%	$3,505	$5,529	(37)%
Earnings per share - diluted	$1.57	$0.54	191%	$4.22	$6.03	(30)%

Non-GAAP net revenue	$26,148	$24,129	8%	$94,389	$92,501	2%
Non-GAAP operating income	$3,294	$2,767	19%	$10,798	$10,148	6%
Non-GAAP net income	$2,288	$1,684	36%	$6,763	$6,089	11%
Adjusted EBITDA	$3,809	$3,201	19%	$12,747	$11,787	8%
Non-GAAP earnings per share - diluted	$2.70	$2.00	35%	$8.00	$7.35	9%
Information about Dell Technologies’ use of non-GAAP financial information is provided under “Non-GAAP Financial Measures” below. All comparisons in this press release are year-over-year unless otherwise noted.

Dell Technologies ended the fiscal year with cash and investments of $15.8 billion and delivered on its fiscal 2021 core debt paydown target of $5.5 billion. The company ended the year with total deferred revenue of $30.8 billion, up $3 billion year-over-year. Recurring revenue, which includes deferred revenue amortization, utility and as-a-Service models was approximately $6 billion for the quarter, up 8% year-over-year, as the company’s aaS models give customers greater flexibility to scale IT to meet business needs and budgets.

“This year’s strong results are a testament to the flexibility of Dell Technologies’ business model and the resilience of our team,” said Tom Sweet, chief financial officer, Dell Technologies. “Focus on our people, customers, innovation and execution resulted in record cash flow from operations of $11.4 billion, and we’ll continue to deliver differentiated value for our all stakeholders.”

Operating segments summary

Client Solutions Group delivered record results, with revenue for the fourth quarter of $13.8 billion, up 17% year over year. This was driven by $9.9 billion in commercial revenue – a 16% increase – and $3.8 billion in consumer revenue – a 19% increase. Operating income was $1.0 billion or approximately 7.6% of Client Solutions Group revenue. For the full year, the Client Solutions Group delivered record revenue of $48.4 billion, up 5% versus the prior year. Client Solutions Group full-year operating income was $3.4 billion, a 7% increase.

Key highlights:
•Shipped a record 50.3 million units during the 2020 calendar year1, an 8% increase year-over-year
•Only big 3 vendor to gain Commercial PC share in calendar year 20201
•Continued to see strong growth in Latitude and Precision notebooks and Commercial Chromebooks

Infrastructure Solutions Group revenue for the fourth quarter was $8.8 billion, flat year-over-year. Storage revenue was $4.4 billion – down 2% – while servers and networking revenue was $4.4 billion – up 3%. Operating income was a record $1.2 billion or approximately 13.5% of Infrastructure Solutions Group revenue. For the full year, revenue was $32.6 billion, with operating income of $3.8 billion.

Key highlights:
•PowerStore orders up 4X quarter-over-quarter, as customers embrace the next generation of modern data center technology and applications
•Strong year-over-year growth in PowerMax, HCI and PowerProtect Data Domain
•Launch of new HCI, cloud, storage and data protection integration with latest VMware releases to help customers innovate across edge locations, data centers and hybrid clouds

VMware revenue for the fourth quarter was $3.3 billion, with operating income of $1.1 billion driven by broad-based strength across a diverse product portfolio. For the full year, VMware delivered $11.9 billion in revenue and $3.6 billion in operating income.

Dell Technologies World
Join us May 5 – May 6 for the Dell Technologies World Experience, the company’s flagship event that brings together latest emerging trends, technology and gurus. During the event, we will demonstrate to customers and partners the connected ecosystem of IT infrastructure, applications, devices and security – and our new APEX as-a-Service portfolio and simplified IT consumption experience that gives customers greater flexibility to scale IT to meet business needs and budgets. Register here.

Conference call information
As previously announced, the Company will hold a conference call to discuss its fiscal 2021 fourth quarter/full year performance and financial guidance, February 25, 2021 at 4:30 p.m. CST. The conference call will be broadcast live over the internet and can be accessed at https://investors.delltechnologies.com/events-and-presentations/upcoming-events

For those unable to listen to the live broadcast, an archived version will be available at the same location for one year.

Additional financial and operating information may be downloaded from
https://investors.delltechnologies.com/financial-information/quarterly-results

About Dell Technologies
Dell Technologies (NYSE:DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the data era.

Contacts
Investors: Investor_Relations@Dell.com
Media: Media.Relations@Dell.com
# # #

Copyright © 2021 Dell Inc. or its subsidiaries. All Rights Reserved. Dell Technologies, Dell, EMC and Dell EMC are trademarks of Dell Inc. or its subsidiaries. Other trademarks may be trademarks of their respective owners.

1 IDC WW Personal Computing Device Tracker CY20Q4, WW commercial PC, on a Y/Y basis

Non-GAAP Financial Measures:
This press release presents information about Dell Technologies’ non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP net income attributable to non-controlling interests, non-GAAP net income attributable to Dell Technologies Inc. - basic, non-GAAP net income attributable to Dell Technologies Inc. - diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. - basic, non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted, EBITDA, and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the attached tables for each of the fiscal periods indicated.

Special Note on Forward-Looking Statements:
Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: competitive pressures; Dell Technologies’ reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell Technologies’ ability to achieve favorable pricing from its vendors; adverse global economic conditions and instability in financial markets, including as a result of the COVID-19 pandemic; Dell Technologies’ execution of its growth, business and acquisition strategies; the success of Dell Technologies’ cost efficiency measures; Dell Technologies’ ability to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to deliver high-quality products and services; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; weak economic conditions and additional regulation including tariffs and other effects of trade regulation; counterparty default risks; the loss by Dell Technologies of any services contracts with its customers, including government contracts, and its ability to perform such contracts at its estimated costs; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; infrastructure disruptions, cyberattacks, or other data security breaches; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; increased costs and additional regulations and requirements as a result of Dell Technologies’ operation as a public company; Dell Technologies’ ability to develop and maintain effective internal control over financial reporting; compliance requirements of changing environmental and safety laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues, including as a result of the COVID-19 pandemic; Dell Technologies’ substantial level of indebtedness; the impact of the financial performance of VMware, Inc.; and the market volatility of Dell Technologies’ pension plan assets.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect Dell Technologies’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 31, 2020, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Income (Loss) and Related Financial Highlights
(in millions, except percentages; unaudited)

	Three Months Ended			Fiscal Year Ended
	January 29, 2021	January 31, 2020	Change	January 29, 2021	January 31, 2020	Change
Net revenue (a):
Products	$19,784	$18,153	9%	$69,911	$69,918	—%
Services	6,328	5,879	8%	24,313	22,236	9%
Total net revenue	26,112	24,032	9%	94,224	92,154	2%
Cost of net revenue:
Products	15,424	13,999	10%	55,347	54,525	2%
Services	2,541	2,349	8%	9,460	8,696	9%
Total cost of net revenue	17,965	16,348	10%	64,807	63,221	3%
Gross margin	8,147	7,684	6%	29,417	28,933	2%
Operating expenses:
Selling, general, and administrative	4,579	5,642	(19)%	18,998	21,319	(11)%
Research and development	1,391	1,325	5%	5,275	4,992	6%
Total operating expenses	5,970	6,967	(14)%	24,273	26,311	(8)%
Operating income	2,177	717	204%	5,144	2,622	96%
Interest and other, net	(545)	(626)	13%	(1,474)	(2,626)	44%
Income (loss) before income taxes	1,632	91	NM	3,670	(4)	NM
Income tax provision (benefit)	289	(325)	189%	165	(5,533)	103%
Net income	1,343	416	223%	3,505	5,529	(37)%
Less: Net income attributable to non-controlling interests	116	8	NM	255	913	(72)%
Net income attributable to Dell Technologies Inc.	$1,227	$408	201%	$3,250	$4,616	(30)%

Percentage of Total Net Revenue:
Gross margin	31%	32%		31%	31%
Selling, general, and administrative	18%	23%		20%	23%
Research and development	5%	6%		6%	5%
Operating expenses	23%	29%		26%	29%
Operating income	8%	3%		5%	3%
Income (loss) before income taxes	6%	—%		4%	—%
Net income	5%	2%		4%	6%
Income tax rate	17.7%	-357.1%		4.5%	138325.0%
____________________
(a)    During Fiscal 2020, the Company reclassified revenue associated with certain service and software-as-a-service offerings from product revenue to services revenue. There was no change to total revenue as a result of the reclassifications.

DELL TECHNOLOGIES INC.
Consolidated Statements of Financial Position
(in millions; unaudited)

	January 29, 2021	January 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$14,201	$9,302
Accounts receivable, net	12,788	12,484
Short-term financing receivables, net	5,155	4,895
Inventories, net	3,402	3,281
Other current assets	8,021	6,906
Total current assets	43,567	36,868
Property, plant, and equipment, net	6,431	6,055
Long-term investments	1,624	864
Long-term financing receivables, net	5,339	4,848
Goodwill	40,829	41,691
Intangible assets, net	14,429	18,107
Other non-current assets	11,196	10,428
Total assets	$123,415	$118,861

LIABILITIES, REDEEMABLE SHARES, AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$6,362	$7,737
Accounts payable	21,696	20,065
Accrued and other	9,549	9,773
Short-term deferred revenue	16,525	14,881
Total current liabilities	54,132	52,456
Long-term debt	41,622	44,319
Long-term deferred revenue	14,276	12,919
Other non-current liabilities	5,360	5,383
Total liabilities	115,390	115,077
Redeemable shares	472	629
Stockholders’ equity (deficit):
Total Dell Technologies Inc. stockholders’ equity (deficit)	2,479	(1,574)
Non-controlling interests	5,074	4,729
Total stockholders’ equity	7,553	3,155
Total liabilities, redeemable shares, and stockholders’ equity	$123,415	$118,861

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Cash Flows
(in millions; unaudited)

	Three Months Ended		Fiscal Year Ended
	January 29, 2021	January 31, 2020	January 29, 2021	January 31, 2020
Cash flows from operating activities:
Net income	$1,343	$416	$3,505	$5,529
Adjustments to reconcile net income to net cash provided by operating activities:	4,534	3,092	7,902	3,762
Change in cash from operating activities	5,877	3,508	11,407	9,291
Cash flows from investing activities:
Purchases of investments	(42)	(39)	(338)	(181)
Maturities and sales of investments	71	48	169	497
Capital expenditures and capitalized software development costs	(498)	(700)	(2,082)	(2,576)
Acquisition of businesses and assets, net	(19)	(26)	(424)	(2,463)
Divestitures of businesses and assets, net	—	—	2,187	(3)
Other	2	13	28	40
Change in cash from investing activities	(486)	(704)	(460)	(4,686)
Cash flows from financing activities:
Proceeds from the issuance of common stock	63	207	452	658
Repurchases of parent common stock	(1)	(2)	(241)	(8)
Repurchases of subsidiary common stock (a)	(473)	(1,861)	(1,363)	(3,547)
Proceeds from debt	1,619	2,825	16,391	20,481
Repayments of debt	(3,675)	(3,169)	(20,919)	(22,117)
Other	—	(4)	(270)	(71)
Change in cash from financing activities	(2,467)	(2,004)	(5,950)	(4,604)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	103	10	36	(90)
Change in cash, cash equivalents, and restricted cash	3,027	810	5,033	(89)
Cash, cash equivalents, and restricted cash at beginning of the period	12,157	9,341	10,151	10,240
Cash, cash equivalents, and restricted cash at end of the period	$15,184	$10,151	$15,184	$10,151
_________________
(a)     Subsidiary common stock repurchases are inclusive of employee tax withholding on stock-based compensation.

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended			Fiscal Year Ended
	January 29, 2021	January 31, 2020	Change	January 29, 2021	January 31, 2020	Change
Infrastructure Solutions Group (ISG):
Net Revenue:
Servers and networking	$4,379	$4,269	3%	$16,497	$17,127	(4)%
Storage	4,409	4,487	(2)%	16,091	16,842	(4)%
Total ISG net revenue	$8,788	$8,756	—%	$32,588	$33,969	(4)%

Operating Income:
ISG operating income	$1,189	$1,112	7%	$3,776	$4,001	(6)%
% of ISG net revenue	14%	13%		12%	12%
% of total reportable segment operating income	36%	40%		35%	39%

Client Solutions Group (CSG):
Net Revenue:
Commercial	$9,940	$8,563	16%	$35,396	$34,277	3%
Consumer	3,822	3,207	19%	12,959	11,561	12%
Total CSG net revenue	$13,762	$11,770	17%	$48,355	$45,838	5%

Operating Income:
CSG operating income	$1,043	$624	67%	$3,352	$3,138	7%
% of CSG net revenue	8%	5%		7%	7%
% of total reportable segment operating income	32%	23%		31%	31%

VMware (a):
Net Revenue:
Total VMware net revenue	$3,317	$3,126	6%	$11,873	$10,905	9%

Operating Income:
VMware operating income	$1,067	$1,026	4%	$3,571	$3,081	16%
% of VMware net revenue	32%	33%		30%	28%
% of total reportable segment operating income	32%	37%		33%	30%
____________________
(a)    During Fiscal 2020, the Company reclassified Pivotal operating results from Other businesses to the VMware reportable segment. There was no change to consolidated results as a result of the reclassification.

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued)

	Three Months Ended		Fiscal Year Ended
	January 29, 2021	January 31, 2020	January 29, 2021	January 31, 2020
Reconciliation to consolidated net revenue:
Reportable segment net revenue (a)	$25,867	$23,652	$92,816	$90,712
Other businesses (a) (b)	279	477	1,567	1,788
Unallocated transactions (c)	2	—	6	1
Impact of purchase accounting (d)	(36)	(97)	(165)	(347)
Total consolidated net revenue	$26,112	$24,032	$94,224	$92,154

Reconciliation to consolidated operating income:
Reportable segment operating income (a)	$3,299	$2,762	$10,699	$10,220
Other businesses (a) (b)	(6)	5	99	(43)
Unallocated transactions (c)	1	—	—	(29)
Impact of purchase accounting (d)	(48)	(112)	(213)	(411)
Amortization of intangibles	(846)	(1,074)	(3,393)	(4,408)
Transaction-related expenses (e)	(46)	(120)	(257)	(285)
Stock-based compensation expense (f)	(390)	(376)	(1,609)	(1,262)
Other corporate expenses (g)	213	(368)	(182)	(1,160)
Total consolidated operating income	$2,177	$717	$5,144	$2,622
_________________
(a)During Fiscal 2020, the Company reclassified Pivotal operating results from Other businesses to the VMware reportable segment.
(b)Secureworks, Virtustream, and Boomi constitute “Other businesses” and do not meet the requirements for a reportable segment, either individually or collectively. The Company completed the sale of RSA Security on September 1, 2020; prior to divestiture, RSA Security’s operating results were also included in Other Businesses and did not meet the requirements for a reportable segment. The results of Other businesses are not material to the Company’s overall results.
(c)Unallocated transactions includes other corporate items that are not allocated to Dell Technologies’ reportable segments.
(d)Impact of purchase accounting includes non-cash purchase accounting adjustments that are primarily related to the EMC merger transaction.
(e)Transaction-related expenses includes acquisition, integration, and divestiture related costs.
(f)Stock-based compensation expense consists of equity awards granted based on the estimated fair value of those awards at grant date.
(g)Other corporate expenses includes impairment charges, severance, facility action, and other costs. The fourth quarter of Fiscal 2021 includes derecognition of a $237 million previously accrued litigation loss as a result of a jury verdict in January 2020 against VMware, Inc. in a patent litigation matter. On December 21, 2020, the United States District Court of the District of Delaware set aside the jury verdict and ordered a new trial.

SUPPLEMENTAL SELECTED NON-GAAP FINANCIAL MEASURES

These tables present information about the Company’s non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP net income attributable to non-controlling interests, non-GAAP net income attributable to Dell Technologies Inc. - basic, non-GAAP net income attributable to Dell Technologies Inc. - diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. - basic, non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted, EBITDA, and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A detailed discussion of Dell Technologies’ reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our periodic reports filed with the SEC. Dell Technologies encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

DELL TECHNOLOGIES INC.
Selected Non-GAAP Financial Measures
(in millions, except per share amounts and percentages; unaudited)

	Three Months Ended			Fiscal Year Ended
	January 29, 2021	January 31, 2020	Change	January 29, 2021	January 31, 2020	Change
Non-GAAP net revenue	$26,148	$24,129	8%	$94,389	$92,501	2%
Non-GAAP gross margin	$8,624	$8,375	3%	$31,346	$31,563	(1)%
% of non-GAAP net revenue	33%	35%		33%	34%
Non-GAAP operating expenses	$5,330	$5,608	(5)%	$20,548	$21,415	(4)%
% of non-GAAP net revenue	20%	23%		22%	23%
Non-GAAP operating income	$3,294	$2,767	19%	$10,798	$10,148	6%
% of non-GAAP net revenue	13%	11%		11%	11%
Non-GAAP net income	$2,288	$1,684	36%	$6,763	$6,089	11%
% of non-GAAP net revenue	9%	7%		7%	7%
Adjusted EBITDA	$3,809	$3,201	19%	$12,747	$11,787	8%
% of non-GAAP net revenue	15%	13%		14%	13%
Non-GAAP earnings per share - diluted	$2.70	$2.00	35%	$8.00	$7.35	9%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended			Fiscal Year Ended
	January 29, 2021	January 31, 2020	Change	January 29, 2021	January 31, 2020	Change
Net revenue	$26,112	$24,032	9%	$94,224	$92,154	2%
Non-GAAP adjustments:
Impact of purchase accounting	36	97		165	347
Non-GAAP net revenue	$26,148	$24,129	8%	$94,389	$92,501	2%

Gross margin	$8,147	$7,684	6%	$29,417	$28,933	2%
Non-GAAP adjustments:
Amortization of intangibles	380	526		1,502	2,081
Impact of purchase accounting	37	98		171	353
Transaction-related expenses	—	—		—	(5)
Stock-based compensation expense	53	38		194	129
Other corporate expenses	7	29		62	72
Non-GAAP gross margin	$8,624	$8,375	3%	$31,346	$31,563	(1)%

Operating expenses	$5,970	$6,967	(14)%	$24,273	$26,311	(8)%
Non-GAAP adjustments:
Amortization of intangibles	(466)	(548)		(1,891)	(2,327)
Impact of purchase accounting	(11)	(14)		(42)	(58)
Transaction-related expenses	(46)	(120)		(257)	(290)
Stock-based compensation expense	(337)	(338)		(1,415)	(1,133)
Other corporate expenses	220	(339)		(120)	(1,088)
Non-GAAP operating expenses	$5,330	$5,608	(5)%	$20,548	$21,415	(4)%

Operating income	$2,177	$717	204%	$5,144	$2,622	96%
Non-GAAP adjustments:
Amortization of intangibles	846	1,074		3,393	4,408
Impact of purchase accounting	48	112		213	411
Transaction-related expenses	46	120		257	285
Stock-based compensation expense	390	376		1,609	1,262
Other corporate expenses	(213)	368		182	1,160
Non-GAAP operating income	$3,294	$2,767	19%	$10,798	$10,148	6%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued)

	Three Months Ended			Fiscal Year Ended
	January 29, 2021	January 31, 2020	Change	January 29, 2021	January 31, 2020	Change
Net income	$1,343	$416	223%	$3,505	$5,529	(37)%
Non-GAAP adjustments:
Amortization of intangibles	846	1,074		3,393	4,408
Impact of purchase accounting	48	112		213	411
Transaction-related expenses	46	120		(201)	285
Stock-based compensation expense	390	376		1,609	1,262
Other corporate expenses	(213)	368		74	1,160
Fair value adjustments on equity investments	9	(34)		(582)	(194)
Aggregate adjustment for income taxes	(181)	(748)		(1,248)	(6,772)
Non-GAAP net income	$2,288	$1,684	36%	$6,763	$6,089	11%

Net income	$1,343	$416	223%	$3,505	$5,529	(37)%
Adjustments:
Interest and other, net	545	626		1,474	2,626
Income tax provision (benefit)	289	(325)		165	(5,533)
Depreciation and amortization	1,373	1,535		5,390	6,143
EBITDA	$3,550	$2,252	58%	$10,534	$8,765	20%

EBITDA	$3,550	$2,252	58%	$10,534	$8,765	20%
Adjustments:
Stock-based compensation expense	390	376		1,609	1,262
Impact of purchase accounting	36	96		165	347
Transaction-related expenses	46	120		257	285
Other corporate expenses	(213)	357		182	1,128
Adjusted EBITDA	$3,809	$3,201	19%	$12,747	$11,787	8%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Three Months Ended January 29, 2021
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$1,343	846	48	46	390	(213)	9	(181)	$2,288
Less: Net income attributable to non-controlling interests (a)	116	62	3	6	51	(47)	4	(10)	185
Net income attributable to Dell Technologies Inc. - basic	1,227	784	45	40	339	(166)	5	(171)	2,103
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(5)								(5)
Net income attributable to Dell Technologies Inc. - diluted	$1,222								$2,098

Earnings per share - basic	$1.64								$2.80
Earnings per share - diluted	$1.57								$2.70

Weighted-average shares outstanding - basic	750								750
Weighted-average shares outstanding - diluted	776								776
_________________
(a)     Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc. and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.
(b)     Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Fiscal Year Ended January 29, 2021
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$3,505	3,393	213	(201)	1,609	74	(582)	(1,248)	$6,763
Less: Net income attributable to non-controlling interests (a)	255	249	13	26	223	(38)	(31)	(87)	610
Net income attributable to Dell Technologies Inc. - basic	3,250	$3,144	$200	$(227)	$1,386	$112	$(551)	$(1,161)	6,153
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(13)								(20)
Net income attributable to Dell Technologies Inc. - diluted	$3,237								$6,133

Earnings per share - basic	$4.37								$8.27
Earnings per share - diluted	$4.22								$8.00

Weighted-average shares outstanding - basic	744								744
Weighted-average shares outstanding - diluted	767								767
_________________
(a)     Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc. and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.
(b)     Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Three Months Ended January 31, 2020
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$416	1,074	112	120	376	368	(34)	(748)	$1,684
Less: Net income attributable to non-controlling interests (a)	8	76	6	32	65	45	—	(61)	171
Net income attributable to Dell Technologies Inc. - basic	408	998	106	88	311	323	(34)	(687)	1,513
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(3)								(8)
Net income attributable to Dell Technologies Inc. - diluted	$405								$1,505

Earnings per share - basic	$0.56								$2.06
Earnings per share - diluted	$0.54								$2.00

Weighted-average shares outstanding - basic	734								734
Weighted-average shares outstanding - diluted	754								754
_________________
(a)     Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc., Pivotal Software, Inc., and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.
(b)     Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Fiscal Year Ended January 31, 2020
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$5,529	4,408	411	285	1,262	1,160	(194)	(6,772)	$6,089
Less: Net income attributable to non-controlling interests (a)	913	295	23	50	217	45	24	(1,032)	535
Net income attributable to Dell Technologies Inc. - basic	4,616	4,113	388	235	1,045	1,115	(218)	(5,740)	5,554
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(84)								(35)
Net income attributable to Dell Technologies Inc. - diluted	$4,532								$5,519

Earnings per share - basic	$6.38								$7.67
Earnings per share - diluted	$6.03								$7.35

Weighted-average shares outstanding - basic	724								724
Weighted-average shares outstanding - diluted	751								751
_________________
(a)     Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc., Pivotal Software, Inc., and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.
(b)     Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.